Offerings - Offering: 1	May 05, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 12,500,000.00
Amount of Registration Fee	$ 1,726.25
Offering Note	The Transaction Valuation was calculated as the aggregate maximum purchase price for shares of beneficial interest. The fee of $1,726.25 was paid in connection with the filing of the Schedule TO by John Hancock Marathon Asset-Based Lending Fund (File No. 005-93713) on February 20, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The Amount of Filing Fee was calculated at $138.10 per $1,000,000 of the Transaction Valuation.